Intangibles, net (Tables)	12 Months Ended
Dec. 31, 2011
Summarry of Intangibles, Net

Intangibles, net consisted of the following (amounts in thousands):

	Show Production Rights	Water Rights	Trademarks	Total Intangibles, Net

January 1, 2010	$7,076	$6,400	$1,399	$14,875
Amortization	(2,071)	—	—	(2,071)

December 31, 2010	5,005	6,400	1,399	12,804
Amortization	(2,071)	—	—	(2,071)

December 31, 2011	$2,934	$6,400	$1,399	$10,733